UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

SYMMETRY MEDICAL INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32374	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15, Warsaw, Indiana 46582
(Address of Principal executive offices, including Zip Code)

(574) 268-2252
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

On April 18, 2011 Symmetry Medical, Inc. decided to eliminate its Chief Operating Officer, USA position and informed Michael Curtis, its Chief Operating Officer, USA, of this decision and the resulting termination of his employment.  Mr. Curtis’ last date of employment will be April 29, 2011.

Item 8.01.     Other Events

On April 19, 2011 the Company issued a press release entitled “Symmetry Medical Centralizes Businesses Under CEO,” in which it announced the consolidation of the Company’s operations under the direct supervision of Thomas J. Sullivan, the Company’s President and Chief Executive Officer.

A copy of this press release is being furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	“Symmetry Medical Centralizes Businesses Under CEO,” Press Release issued by Symmetry Medical, Inc. dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: April 20, 2011	Name: Fred L. Hite
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Medical Centralizes Businesses Under CEO,” Press Release issued by Symmetry Medical, Inc. dated April 19, 2011.